Exhibit 99.8

 Use of U.S. DoD visual information does not imply or constitute DoD endorsement.  L3HARRIS TECHNOLOGIES OVERVIEW  July 1, 2019

 Forward Looking Statements  L3HARRIS  L3HARRIS TECHNOLOGIES OVERVIEW  Proprietary Information  2  Statements in this presentation that are not historical facts are forward-looking statements that reflect management's current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this presentation include but are not limited to: statements regarding synergies, synergy or free cash flow targets, value creation or cash flow growth; statements regarding shareholder friendly capital allocation, including dividend and share repurchase expectations; statements regarding organizational model or leveraging cross segment capabilities; statements regarding revenue growth or margin expansion; statements regarding the company’s solutions or capabilities; other statements about the combination of L3 and Harris and anticipated benefits therefrom, including estimated synergies, the effects of the combination, including on future financial and operating results, and the integration of operations; and other statements regarding outlook or that are not historical facts. The company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. The company's consolidated results, future trends and forward-looking statements could be affected by many factors, risks and uncertainties, including but not limited to: risks related to disruption of management time from ongoing business operations due to the combination of L3 and Harris; risks related to the inability to realize benefits or to implement integration plans and other consequences associated with the combination; the risk that any announcements relating to the combination could have adverse effects on the market price of the company’s common stock; the risk that the combination could have an adverse effect on the company’s ability to retain customers and retain and hire key personnel and maintain relationships with suppliers and customers, including the U.S. Government and other governments, and on its operating results and businesses generally; the loss of the company’s relationship with the U.S. Government or a change or reduction in U.S. Government funding; potential changes in U.S. Government or customer priorities and requirements (including potential deferrals of awards, terminations, reductions of expenditures, changes to respond to the priorities of Congress and the Administration, budgetary constraints, debt ceiling implications, sequestration, and cost-cutting initiatives); a security breach, through cyber attack or otherwise, or other significant disruptions of the company’s IT networks and systems or those the company operates for customers; the level of returns on defined benefit plan assets and changes in interest rates; risks inherent with large long-term fixed-price contracts, particularly the ability to contain cost overruns; changes in estimates used in accounting for the company’s programs; financial and government and regulatory risks relating to international sales and operations; effects of any non-compliance with laws; the company’s ability to continue to develop new products that achieve market acceptance; the consequences of uncertain economic conditions and future geo-political events; strategic acquisitions and divestitures and the risks and uncertainties related thereto, including the company’s ability to manage and integrate acquired businesses and realize expected benefits and the potential disruption to relationships with employees, suppliers and customers, including the U.S. Government, and to the company’s business generally; performance of the company’s subcontractors and suppliers; potential claims related to infringement of intellectual property rights or environmental remediation or other contingencies, litigation and legal matters and the ultimate outcome thereof; risks inherent in developing new and complex technologies and/or that may not be covered adequately by insurance or indemnity; changes in the company’s effective tax rate; significant indebtedness and unfunded pension liability and potential downgrades in the company’s credit ratings; unforeseen environmental matters; natural disasters or other disruptions affecting the company’s operations; changes in future business or other market conditions that could cause business investments and/or recorded goodwill or other long-term assets to become impaired; the company’s ability to attract and retain key employees, maintain reasonable relationships with unionized employees and manage escalating costs of providing employee health care; and potential tax, indemnification and other liabilities and exposures related to Exelis’ spin-off of Vectrus, Inc. and Exelis’ spin-off from ITT Corporation. Further information relating to these and other factors that may impact the company's results, future trends and forward-looking statements are disclosed in the company's filings with the SEC. The forward-looking statements contained in this presentation are made as of the date of this presentation, and the company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Person receiving this presentation are cautioned not to place undue reliance on forward- looking statements.

L3Harris Technologies overview

L3HARRIS™

L3Harris Technologies is an agile global aerospace and defense technology innovator, delivering end-to-end solutions that meet customers' mission-critical needs.

Market Cap:	Revenue[1]:	EBIT[1,2]:	FCF[1,3]:
$42B	$17B	$2.4B	$1.9B

Creating a leading global defense technology company

Diversified business mix[1]



Sub
32%
68%
Prime
Cost Plus
28%
Fixed Price
72%

Strong customer relationships[1]



International
23%
DoD
56%
Other
21%
U.S.

Talent and culture of innovation



~20
~24
Engineers ('000s)
Cleared personnel ('000s)

Global reach…serving 130 countries



[1] CY18 reported financials. [2] EBIT = earnings before interest and taxes adjusted to exclude discontinued operations and deal and integration costs. [3] Operating cash flow less net capital expenditures, excluding deal and integration costs.

L3HARRIS L3HARRIS TECHNOLOGIES OVERVIEW Proprietary Information 3

Summary

Ticker & Headquarters	▪ NYSE: LHX ▪ Headquartered in Melbourne, FL
Governance & Leadership	▪ Chairman & Chief Executive Officer: William M. Brown ▪ Vice Chairman, President & Chief Operating Officer: Christopher E. Kubasik ▪ 12 total board members…10 independent directors drawn equally from Harris and L3 Boards
Organizational Structure	▪ Seasoned and experienced leadership team ▪ 4 market focused segments…led by Presidents with over 100 years of combined industry experience
Integration	▪ Fully staffed integration office…weekly CEO/COO reviews ▪ Clear roadmap to meet synergy targets…$500 million of gross cost synergies and $3B of FCF in CY22
Shareholder friendly capital allocation	▪ Announced dividend increase of 10%...dividend to be re-evaluated in Q1 CY20 ▪ New $4B share repurchase authorization…$2.5B within first 12 months postclose ▪ No debt paydown and M&A only if a strategic 'must-have'

L3HARRIS L3HARRIS TECHNOLOGIES OVERVIEW Proprietary Information 4

Diverse board of business and thought leaders


Senior P&L Experience
9
Public Company Board
12
M&A/Post Merger Integration
9
Diverse
3
Aerospace & Defense
7
Military Service
3
Technology
7
Finance Expertise
8
Global Operations
10


William Brown
Chris Kubasik
Sallie Bailey
Peter Chiarelli
Thomas Corcoran
Thomas Dattilo
Roger Fradin
Lewis Hay III
Lewis Kramer
Rita Lane
Robert Millard
Lloyd Newton

L3HARRIS L3HARRIS TECHNOLOGIES OVERVIEW Proprietary Information 5

Seasoned and experienced leadership team



Bill Brown
Chairman & CEO



Jay Malave
SVP & CFO



Scott Mikuen
SVP, General Counsel & Secretary



Jim Girard
VP & CHRO



Ross Niebergall
VP & CTO



Christopher Kubasik
President & COO



Greg Taylor
VP, Corporate Strategy



Tania Hanna
VP, Government Relations



Omar Fathi
VP & CIO



Jim Jordano
VP, Integration



Sean Stackley
President, Integrated Mission Systems



Ed Zoiss
President, Space & Airborne Systems



Dana Mehnert
President, Communication Systems



Todd Gautier
President, Aviation Systems



Stephen O'Bryan
VP, Global Business Development



Byron Green
VP, Operations



Andy Zogg
VP, Program Excellence

L3HARRIS L3HARRIS TECHNOLOGIES OVERVIEW Proprietary Information 6

Segment descriptions

CY18 Revenue

Integrated Mission Systems
$4.9B



Leading technology integrator to U.S. and international militaries for complex ISR airborne and maritime platforms



Sean Stackley, President



Palm Bay, FL

Space & Airborne Systems
$4.0B



Mission solutions for space and airborne domain with defense, intelligence and commercial applications



Ed Zoiss, President



Palm Bay, FL

Communication Systems
$3.8B



Secure ground and airborne communications and network systems for U.S. military, international forces and commercial customers



Dana Mehnert, President



Rochester, NY

Aviation Systems
$3.8B



Commercial and military aviation solutions, systems, networks and pilot training



Todd Gautier, President



Arlington, TX

HARRIS

Integrated Mission Systems	Space & Airborne Systems	Communication Systems	Aviation Systems
Naval sonar and command Underwater acoustic systems and sensors	End-to-end SmallSat solutions Exquisite space payloads Open architecture avionics Electronic warfare	Tactical communications Public safety Battlefield management networks	Critical FAA infrastructure, NextGen programs International air traffic management

L3

Integrated Mission Systems	Space & Airborne Systems	Communication Systems	Aviation Systems
Integrated ISR Maritime systems Electro optical solutions	Space communications Small optical payloads Ruggedized military displays Intelligence systems	Night vision systems ISR data links Enhanced Waveforms	Pilot training Security and detection Commercial and defense avionics products

L3HARRIS L3HARRIS TECHNOLOGIES OVERVIEW Proprietary Information 7

Integrated Mission Systems

CY18 Revenue:	CY18 Op Margin:
$4.9B	~11.6%


Electro Optical
ISR
Maritime



ISR

Complex intelligence, surveillance and reconnaissance systems for large military platforms



Maritime

Electrical and electronic systems and integration for large naval platforms



Electro Optical

Advanced Electro-Optic / Infrared (EO/IR), laser imaging and targeting sensor systems

Legacy L3 Combined

L3HARRIS L3HARRIS TECHNOLOGIES OVERVIEW Proprietary Information 8

Space and Airborne Systems

CY18 Revenue:	CY18 Op Margin:
$4.0B	~17.9%



Electronic Warfare
Avionics
Intel & Cyber
Space



Space

Payloads, sensors, and full-mission solutions for classified, civil and commercial customers



Intel and Cyber

Situational awareness, optical networks and advanced wireless solutions



Avionics

Sensors, hardened electronics, release systems, data links and antennas supporting fixed wing and rotary platforms



Electronic Warfare

Multi-spectral situational awareness, threat warning and countermeasures capabilities for airborne and maritime platforms

Legacy HRS | Combined

L3HARRIS L3HARRIS TECHNOLOGIES OVERVIEW Proprietary Information 9

Communication Systems

CY18 Revenue:	CY18 Op Margin:
$3.8B	**~21.1%**



Public Safety
Night Vision
Tactical Communications
Broadband Communications



Tactical Communications

Radio communications, SATCOM terminals and battlefield management networks for U.S. and international defense customers



Broadband Communications

Secured mobile networked communication equipment and integration



Night Vision

Full suite of helmet and weapon mounted integrated systems for U.S. and international customers



Public Safety

Radios, applications and equipment for critical public safety and professional communications

Legacy HRS | Legacy L3 | Combined

L3HARRIS L3HARRIS TECHNOLOGIES OVERVIEW Proprietary Information 10

Aviation Systems

CY18 Revenue:	CY18 Op Margin:
$3.8B	~9.2%



Mission Networks
Defense Aviation Products
Commercial & Military Training
Commercial Aviation Products



Defense Aviation Products

Precision engagement sensors and systems; small UAVs; antennas and arrays; RF amplifiers and microwave electron devices (EDD)



Commercial Aviation Products

Airport security & detection solutions and airborne avionics products - traffic collision avoidance, flight recorders



Commercial and Military Training

Flight and maintenance simulation, pilot training to military customers, FAA, and global airlines



Mission Networks

Communications and networking solutions for FAA and international air national service providers

Legacy HRS | Legacy L3

L3HARRIS L3HARRIS TECHNOLOGIES OVERVIEW Proprietary Information 11

 Operating as one company…  One team with common goals and valuesLeveraging best practicescompany-wideScalable, global platform to driveefficiency and growthStrategic investments ininnovationUnwavering focus on customerquality and on-time deliveryLeader in core growth markets and technologiesUnified to exceed expectations      Enterprise organizational model…      …leverages cross segment capabilities                Integrated Mission Systems  Aviation Systems    Space & Airborne Systems    Communication Systems    Technology & Strategy    Technology & engineering council  Core technology centers    Business Development:    International expa sion opportunities  Integrated bid anRevenue  nd proposal activity Synergies      Operations: Operational Excellence    Finance:    Shared business services      HR :Talent management & development  L3HARRIS  L3HARRIS TECHNOLOGIES OVERVIEW  Proprietary Information  11

 …to drive cost synergies…  1 Exclude deal related costs.      Year 3 savings  $450M  Corporate and segment consolidation  Functional efficiencies, OH reduction & shared services  Supply chain and footprint rationalization  $500M gross$300M net  Cash investment1    Executive Steering Committee        Integration Management Office(IMO)        Value Capture & Functional Integration Teams                            Weekly CEO/COO reviewsKey strategic decisions madeEvaluate progress & impactDrive accountabilityAssign resourcesRemove roadblocks      Manage overall integration programTranslate deal objectives into program deliverablesTrack and report on progress & impactRelentless focus on delivering results  Drive cost and revenue synergiesHarmonize process and systemsIdentify & resolve issues        Meaningful value creation from cost synergies…    …driven by a dedicated and experienced integration team  L3HARRIS  L3HARRIS TECHNOLOGIES OVERVIEW  Proprietary Information  11

…and generate cash flow growth

Strong free cash flow profile…



$1.9B[1]
~$0.5B
~$0.5B
~$3B[1]
Proforma CY18
L3HARRIS
Organic Growth
Synergies + Capital Efficiencies
Year 3 Run Rate

…supporting shareholder friendly capital deployment

- $4B share repurchase authorization approved by the L3Harris board…$2.5B share buy-back over the next 12 months
- Dividend increase of 10% to $3.00 effective Q3 CY2019…additional increase to be evaluated in Q1 CY2020
- Legacy Harris Night Vision sale proceeds to be used to prefund L3Harris pension
- No further debt repayment
- M&A only if a strategic 'must-have'

[1] *Free cash flow = operating cash flow less net capital expenditures, excluding deal and integration costs. .*

L3HARRIS L3HARRIS TECHNOLOGIES OVERVIEW Proprietary Information 14

Key investment themes  L3HARRIS  L3HARRIS TECHNOLOGIES OVERVIEW  Proprietary Information  14   Stronger platform for long-term revenue growthCreates scale with a well-balanced portfolioAccelerates innovation and time to marketShared operating philosophy to continue driving margin expansionFocus on operational excellence and structural cost reductionMeaningful value creation from cost synergies…history of over-achievementStrong and experienced leadership team with proven track records Generate robust free cash flow…return cash to shareholders through dividends and share repurchases

 Appendix: Preliminary L3Harris Pro forma Quarterly Segment Financials  ($millions)  1 Includes intersegment revenue and excludes legacy HRS Night Vision revenue. 2 Does not include adjustments to give effect to the merger as if it occurred as of the beginning of Q1 CY2018.  Revenue by Segment 1  Approximate Margin by Segment 2  Integration Mission Systems  1,130  1,219  1,195  1,338  4,882  1,371  21%  Space & Airborne Systems  962  1,021  972  1,070  4,025  1,111  16%  Communication Systems  878  1,020  932  1,014  3,844  1,039  18%  Aviation Systems  908  941  944  1,010  3,804  908  0%  Total Segment Revenue  3,878  4,201  4,043  4,432  16,555  4,429  14%                  Integration Mission Systems  11.5%  11.5%  12.2%  11.1%  11.6%  11.5%  0.0%  Space & Airborne Systems  18.0%  17.6%  17.0%  18.8%  17.9%  17.7%  -0.4%  Communication Systems  20.1%  20.8%  21.2%  22.2%  21.1%  21.4%  1.3%  Aviation Systems  10.0%  9.5%  10.1%  7.5%  9.2%  10.7%  0.7%  Total Segment Margin  14.7%  14.8%  14.9%  14.7%  14.8%  15.2%  0.5%              CY2018        CY2019  Q1  Q2  Q3  Q4  Total    Q1 YoY  L3HARRIS  L3HARRIS TECHNOLOGIES OVERVIEW  Proprietary Information  16

 Appendix: Other L3Harris Supplemental Information  1 Combination of the pro forma effective tax rates of the two companies, which exclude the tax effect of integration costs and other items as reported during those periods.  L3HARRIS  L3HARRIS TECHNOLOGIES OVERVIEW  Proprietary Information  17    Pro forma CY18  CHQ department expense  $0  Net interest expense  ~$300M  Minority interest  ~($20M)  Effective tax rate1  ~15.0%  Average diluted shares outstanding  ~225M